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                                                                    EXHIBIT 23.3

                          CONSENT OF FOLEY & LARDNER

  We consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement (Form S-1) and related Prospectus of Cell Therapeutics, Inc. for the registration of 3,450,000 shares its Common Stock.

                                          /s/ Stephen A. Bent
                                          -------------------
                                          By:  Stephen A. Bent
                                               Partner
                                               Foley & Lardner

Washington, D.C.
February 24, 1997